                                                                    EXHIBIT 99.1

[WEATHERFORD LOGO]                                                  NEWS RELEASE


          WEATHERFORD REPORTS THIRD QUARTER RESULTS OF $0.35 PER SHARE
                 Before Non-recurring Charges of $0.10 Per Share

HOUSTON, October 30, 2003 - - Weatherford International Ltd. (NYSE: WFT) today reported 2003 third quarter revenues of $660.5 million and net income of $47.6 million, or $0.35 per diluted share, before charges related to the redemption of the Company's $402.5 million 5% convertible preferred debentures. After-tax charges of $13.6 million, or $0.10 per share, reduced the Company's net income for the quarter to $34.0 million, or $0.25 per diluted share. In the third quarter of 2002, revenues and net income were $584.9 million and $34.6 million ($0.28 per diluted share), respectively, excluding non-recurring items related to its write-down of an equity investment, severance costs and facility closures.

In the first nine months of 2003, revenues were $1.9 billion and net income, excluding charges, was $120.3 million, or $0.92 per diluted share. After-tax charges for the period included $23.8 million, or $0.18 per diluted share related to debt redemption, severance and its equity investment's debt restructuring. In 2002, reported revenues for the first nine months were $1.7 billion and net income was $118.6 million, or $0.94 per diluted share, before a $156.2 million after-tax charge related to the write-down of an equity investment, severance costs and facility closures.

Third quarter revenues and operating income, before charges, increased 7 percent and 18 percent above the second quarter of 2003, respectively. The sequential revenue increase reflects improvements in nearly all geographic regions. International revenues had gains of 8 percent, well above the 2 percent increase in rig count. Europe/CIS and the Middle East regions experienced the most significant improvements with sequential increases of 13 percent and 18 percent, respectively. North American revenues increased 6 percent sequentially as the 13 percent seasonal revenue increase in Canada was augmented marginally by a 2 percent increase in U.S. revenues.

DRILLING SERVICES

Revenues of $383.4 million in the third quarter increased 6 percent compared to the second quarter of 2003. All regions, except Asia, had sequential revenue improvements. Latin America and Europe/CIS increased 20 percent and 10 percent, respectively. The fastest growing business segments were drilling techniques, followed by intervention services.

Operating income of $76.2 million was 16 percent higher sequentially over the second quarter of 2003. Incremental operating margins were a very strong 49%.

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PRODUCTION SYSTEMS

Third quarter revenues of $277.1 million were 8 percent higher on a sequential basis. Strong performances in Canada and the Middle East led this division's increase in revenues. From a business segment standpoint, artificial lift and production optimization showed the strongest sequential improvement.

A sequential operating profit decline of 4 percent reflected the negative impact of product mix and pricing pressure in U.S. markets, particularly in completion products. Any benefits related to the cost reduction initiatives were offset by incremental costs incurred to finalize the divisional realignment. Both this division and the Company as a whole will begin realizing the benefit of these initiatives in the fourth quarter of 2003.

OTHER

The Company's research and development expenditures were $20.0 million, or 10 percent below the prior quarter due to the non-linear nature of project expenses.

Other income was $3.3 million, primarily related to gains on sales of assets. This compares with other income of $5.6 million in the prior quarter.

CONFERENCE CALL

The Company will host a conference call with financial analysts to discuss the third quarter and year-to-date 2003 results on October 30, 2003, at 9:00 a.m.
(CST). The Company invites investors to listen to a play back of the conference call at the Company's website, www.weatherford.com in the "investor relations" section. Further, the "investor relations/financial information" section of the Company's website includes a disclosure and reconciliation of non-GAAP financial measures that are used in this release and may be used periodically by management when discussing the Company's financial results with investors and analysts.

Weatherford is one of the largest global providers of innovative mechanical solutions, technology and services for the drilling and production sectors of the oil and gas industry. Weatherford operates in over 100 countries and employs approximately 17,000 people worldwide.

                                      # # #

Contact:  Lisa W. Rodriguez           (713) 693-4746
          Chief Financial Officer

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning, among other things, Weatherford's prospects for its operations and the successful integration of the plan of restructuring, all of which are subject to certain risks, uncertainties and assumptions. These risks and uncertainties, which are more fully described in Weatherford International Ltd.'s reports and registration statements filed with the SEC, include the impact of oil and natural gas prices and worldwide economic conditions on drilling activity, the demand for and pricing of Weatherford's products and services, domestic and international economic and regulatory conditions and changes in tax and other laws affecting our business. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated.

                         WEATHERFORD INTERNATIONAL LTD.
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                      (In 000's, Except Per Share Amounts)

                                                         Three Months                        Nine Months
                                                      Ended September 30,                 Ended September 30,
                                                --------------------------------    --------------------------------
                                                     2003             2002              2003              2002
                                                --------------    --------------    --------------    --------------
Net Revenues:
      Drilling Services                         $      383,359    $      347,536    $    1,091,079    $    1,025,839
      Production Systems                               277,121           237,394           776,442           721,206
                                                --------------    --------------    --------------    --------------
                                                       660,480           584,930         1,867,521         1,747,045
                                                --------------    --------------    --------------    --------------

Operating Income (Loss):
      Drilling Services                                 76,181            66,267           206,170           207,289
      Production Systems                                27,149            28,488            86,218           104,234
      Research and Development                         (19,993)          (19,624)          (62,112)          (55,147)
      Equity in Earnings                                 5,639             5,445            10,503            18,640
      Corporate Expenses                               (10,071)           (9,871)          (29,565)          (33,957)
      Non-recurring Expenses                                --          (232,493)           (7,710)         (232,493)
                                                --------------    --------------    --------------    --------------
                                                        78,905          (161,788)          203,504             8,566

Other Income (Expense):
      Other, Net                                         3,285              (917)            6,316            (2,891)
      Interest Expense, Net                            (17,205)          (20,404)          (58,945)          (61,401)
      Debt Redemption Expense                          (20,911)               --           (20,911)               --
                                                --------------    --------------    --------------    --------------
Income (Loss) Before Income Taxes                       44,074          (183,109)          129,964           (55,726)
Provision for Income Taxes                             (17,351)          (14,815)          (40,812)          (58,127)
Benefit for Income Taxes, Related to
    Debt Redemption Expense                              7,319                --             7,319                --
Benefit for Income Taxes, Related to
    the Non-recurring Expense                               --            76,282                --            76,282
                                                --------------    --------------    --------------    --------------
Net Income (Loss)                               $       34,042    $     (121,642)   $       96,471    $      (37,571)
                                                ==============    ==============    ==============    ==============

Earnings (Loss) Per Share:
    Basic                                       $         0.26    $        (1.01)   $         0.77    $        (0.31)
    Diluted                                     $         0.25    $        (1.01)   $         0.74    $        (0.31)

Weighted Average Shares Outstanding:
    Basic                                              131,596           120,193           124,751           119,796
    Diluted                                            136,542           120,193           130,274           119,796

                         WEATHERFORD INTERNATIONAL LTD.
                            SUPPLEMENTAL INFORMATION
                                   (In 000's)


                                                   Three Months                      Nine Months
                                                Ended September 30,               Ended September 30,
                                           -------------------------------   -------------------------------
                                                2003             2002             2003             2002
                                           --------------   --------------   --------------   --------------
Geographic Revenues:
    Eastern Hemisphere                     $      266,685   $      259,194   $      750,277   $      774,176
    United States                                 219,222          195,969          632,530          586,093
    Canada                                        107,265           79,964          310,545          236,758
    Latin America                                  67,308           49,803          174,169          150,018
                                           --------------   --------------   --------------   --------------
                                           $      660,480   $      584,930   $    1,867,521   $    1,747,045
                                           ==============   ==============   ==============   ==============

Depreciation and Amortization:
    Drilling Services                      $       43,266   $       42,609   $      129,034   $      123,013
    Production Systems                             13,507           10,716           37,537           30,852
    Research and Development                        1,291              881            3,958            2,413
    Other                                             487              772            2,134            2,040
                                           --------------   --------------   --------------   --------------
                                           $       58,551   $       54,978   $      172,663   $      158,318
                                           ==============   ==============   ==============   ==============

Research and Development:
    Drilling Services                      $       10,225   $        8,753   $       31,165   $       23,781
    Production Systems                              9,768           10,871           30,947           31,366
                                           --------------   --------------   --------------   --------------
                                           $       19,993   $       19,624   $       62,112   $       55,147
                                           ==============   ==============   ==============   ==============

The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures and ratios may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the three and nine months ended September 30, 2003 and 2002. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.


                         WEATHERFORD INTERNATIONAL LTD.
             RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
                                  (Unaudited)
                     (In thousands, except per share data)


                                         FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003
                                       --------------------------------------------------
                                                     ITEMS IMPACTING     NON-GAAP ADJUSTED
                                         GAAP          THE PERIOD*          EARNINGS
                                       ----------    ----------------    -----------------
Income before Income Taxes             $   44,074    $         20,911    $          64,985

Provision for Income Taxes                (10,032)             (7,319)             (17,351)

                                       ----------    ----------------    -----------------
Net Income                             $   34,042    $         13,592    $          47,634
                                       ==========    ================    =================

Diluted Earnings Per Share             $     0.25                        $            0.35

Diluted Weighted Average
Shares Outstanding                        136,542                                  145,639




* Relates to charges from the call premium and write-off of unamortized debt issuance costs from the early extinguishment of debentures.



                                         FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2002
                                       ---------------------------------------------------
                                                     ITEMS IMPACTING     NON-GAAP ADJUSTED
                                         GAAP          THE PERIOD*          EARNINGS
                                       ----------    ----------------    -----------------
Income (Loss ) before Income Taxes     $ (183,109)   $        232,493    $          49,384

(Provision) Benefit for Income Taxes       61,467             (76,282)             (14,815)

                                       ----------    ----------------    -----------------
Net Income (Loss)                      $ (121,642)   $        156,211    $          34,569
                                       ==========    ================    =================

Diluted Earnings (Loss) Per Share      $    (1.01)                       $            0.28

Diluted Weighted Average
Shares Outstanding                        120,193                                  125,138




* Relates to charges from the non-cash write down of our investment in Universal Compression Holdings, Inc. and severance and facility closures.

                         WEATHERFORD INTERNATIONAL LTD.
              RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
                                   (Unaudited)
                      (In thousands, except per share data)


                                           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
                                       ---------------------------------------------------
                                                      ITEMS IMPACTING    NON-GAAP ADJUSTED
                                         GAAP           THE PERIOD*          EARNINGS
                                       ----------    ----------------    -----------------
Income before Income Taxes             $  129,964    $         33,271    $         163,235

Provision for Income Taxes                (33,493)             (9,472)             (42,965)

                                       ----------    ----------------    -----------------
Net Income                             $   96,471    $         23,799    $         120,270
                                       ==========    ================    =================

Diluted Earnings Per Share             $     0.74                        $            0.92

Diluted Weighted Average
Shares Outstanding                        130,274                                  133,227


* Primarily relates to charges from the call premium and write-off of unamortized debt issuance costs from the early extinguishment of debentures, severance and our equity investment's, Universal Compression Holdings, Inc., debt restructuring charges.


                                            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                                       ------------------------------------------------------
                                                       ITEMS IMPACTING      NON-GAAP ADJUSTED
                                           GAAP          THE PERIOD*           EARNINGS
                                       ----------    ------------------    ------------------
Income (Loss) before Income Taxes      $  (55,726)   $          232,493    $          176,767

(Provision) Benefit for Income Taxes       18,155               (76,282)              (58,127)

                                       ----------    ------------------    ------------------
Net Income (Loss)                      $  (37,571)   $          156,211    $          118,640
                                       ==========    ==================    ==================

Diluted Earnings (Loss) Per Share      $    (0.31)                         $             0.94

Diluted Weighted Average
Shares Outstanding                        119,796                                     131,568

* Relates to charges from the non-cash write down of our investment in Universal Compression Holdings, Inc. and severance and facility closures.